Exhibit 99.2

Easterly Government Properties Inc.

VA

Supplemental Information Package

Fourth Quarter 2022

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues; risks associated with ownership and development of real estate; the risk of decreased rental rates or increased vacancy rates; loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or to yield anticipated results; risks associated with our joint venture activities; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; adverse impacts from COVID-19 or any future pandemic, epidemic or outbreak of any other highly infectious disease on the U.S., regional and global economies and the financial condition and results of operations of the Company; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2022, to be filed with the Securities and Exchange Commission, or the SEC, on or about February 28, 2023 and the factors included under the heading “Risk Factors” in our other public filings. In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2022 that will be released in our Form 10-K to be filed with the SEC on or about February 28, 2023.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time. We present certain financial information and metrics “at Easterly’s Share,” which is calculated on an entity-by-entity basis. “At Easterly’s Share” information, which we also refer to as being “at share,” “pro rata,” “our pro rata share” or “our share” is not, and is not intended to be, a presentation in accordance with GAAP.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized net expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current Nareit definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items, nonrecurring expenditures and the unconsolidated real estate venture’s allocated share of these adjustments. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

Cash fixed charge coverage ratio is calculated as EBITDA divided by the sum of principal amortization and interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Cash interest coverage ratio is calculated as EBITDA divided by interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Core Funds from Operations (Core FFO) adjusts FFO to present an alternative measure of the Company's operating performance, which, when applicable, excludes items which it believes are not representative of ongoing operating results, such as liability management related costs (including losses on extinguishment of debt and modification costs), catastrophic event charges, depreciation of non-real estate assets, and the unconsolidated real estate venture's allocated share of these adjustments. In future periods, the Company may also exclude other items from Core FFO that it believes may help investors compare its results. The Company believes Core FFO more accurately reflects the ongoing operational and financial performance of the Company's core business.

EBITDA is calculated as the sum of net income (loss) before interest expense, taxes, depreciation and amortization, (gain) loss on the sale of operating properties, impairment loss, and the unconsolidated real estate venture’s allocated share of these adjustments. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP, is not indicative of operating income or cash provided by operating activities as determined under GAAP and may be presented on a pro forma basis. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP.

Supplemental Definitions

Funds From Operations (FFO) is defined, in accordance with the Nareit FFO White Paper - 2018 Restatement, as net income (loss), calculated in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO includes the Company’s share of FFO generated by unconsolidated affiliates. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Funds From Operations, as Adjusted (FFO, as Adjusted) adjusts FFO to present an alternative measure of the Company's operating performance, which, when applicable, excludes the impact of losses on extinguishment of debt, depreciation of non-real estate assets, acquisition costs, straight-line rent and other non-cash adjustments, amortization of deferred revenue (which results from landlord assets funded by tenants), non-cash interest expense, non-cash compensation, amortization of above-/below-market leases, and the unconsolidated real estate venture’s allocated share of these adjustments. By excluding these income and expense items from FFO, as Adjusted, the Company believes it provides useful information as these items have no cash impact. In addition, by excluding acquisition related costs the Company believes FFO, as Adjusted provides useful information that is comparable across periods and more accurately reflects the operating performance of the Company’s properties.

Net Operating Income (NOI) and Cash NOI. NOI is calculated as net income adjusted to exclude depreciation and amortization, acquisition costs, corporate general and administrative costs, interest expense, gains or losses from sales of property, impairment loss, and the unconsolidated real estate venture’s allocated share of these adjustments. Cash NOI excludes from NOI straight-line rent, amortization of above-/below-market leases, amortization of deferred revenue (which results from landlord assets funded by tenants), and the unconsolidated real estate venture’s allocated share of these adjustments. NOI and Cash NOI presented by the Company may not be comparable to NOI and Cash NOI reported by other REITs that define NOI and Cash NOI differently. The Company believes that NOI and Cash NOI provide investors with useful measures of the operating performance of our properties. NOI and Cash NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

Net Debt and Adjusted Net Debt. Net Debt represents the Company's consolidated debt and its share of unconsolidated debt adjusted to exclude its share of unamortized premiums and discounts and deferred financing fees, less its share of cash and cash equivalents and property acquisition closing escrow, net of deposit. By excluding these items, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted Net Debt is Net Debt reduced by 1) for each project under construction or in design, the lesser of i) outstanding lump-sum reimbursement amounts and ii) the cost to date, 2) 40% times the amount by which the cost to date exceeds total lump-sum reimbursement amounts for each project under construction or in design and 3) outstanding lump-sum reimbursement amounts for projects previously completed. These adjustments are made to 1) remove the estimated portion of each project under construction, in design or previously completed that has been financed with debt which may be repaid with outstanding cost reimbursement payments from the US Government and 2) remove the estimated portion of each project under construction or in design, in excess of total lump-sum reimbursements, that has been financed with debt but has not yet produced earnings. See page 25 for further information. The Company’s method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and may be presented on a pro forma basis. Accordingly, the Company's method may not be comparable to such other REITs.

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2001 K Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Lindsay Winterhalter,
Suite 775 North		or 202-596-3947 to request an	Supervisory VP,
Washington, DC 20006	Ticker	Investor Relations package	Investor Relations
202-595-9500	DEA		& Operations

Executive Team		Board of Directors
William Trimble III, CEO	Darrell Crate, Chairman	William Binnie, Lead Independent Director	Emil Henry Jr.
Michael Ibe, Vice-Chairman and EVP	Meghan Baivier, CFO & COO	Darrell Crate	Michael Ibe
Mark Bauer, EVP	Ronald Kendall, EVP	Cynthia Fisher	Tara Innes
Andrew Pulliam, EVP	Allison Marino, CAO	Scott Freeman	William Trimble III

Equity Research Coverage

Citigroup	Raymond James & Associates	RBC Capital Markets
Michael A. Griffin	Bill Crow	Michael Carroll
212-816-5871	727-567-2594	440-715-2649

Jefferies	Truist Securities	Compass Point Research & Trading, LLC
Jonathan Petersen	Michael R. Lewis	Merrill Ross
212-284-1705	212-319-5659	202-534-1392

BMO Capital Markets
John P. Kim
212-885-4115

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Executive Summary (In thousands, except share and per share amounts)

Outstanding Classes of Stock and Partnership Units - Fully Diluted Basis	At December 31, 2022		Earnings	Three months ended December 31, 2022	Three months ended December 31, 2021
Common shares	90,772,706		Net income available to Easterly Government Properties, Inc.	$16,294	$6,889
Unvested restricted shares	41,315		Net income available to Easterly Government Properties, Inc.
Common partnership and vested LTIP units	12,117,034		per share:
Total - fully diluted basis	102,931,055		Basic	$0.18	$0.08
			Diluted	$0.18	$0.08

Market Capitalization	At December 31, 2022		Net income	$18,420	$7,781
Price of Common Shares	$14.27		Net income, per share - fully diluted basis	$0.18	$0.08
Total equity market capitalization - fully diluted basis	$1,468,826		Funds From Operations (FFO)	$30,868	$31,771
Net Debt	1,248,294		FFO, per share - fully diluted basis	$0.30	$0.33
Total enterprise value	$2,717,120
			Core FFO	$31,241	$31,802
			Core FFO, per share - fully diluted basis	$0.30	$0.33
Ratios	At December 31, 2022
Net debt to total enterprise value	45.9%		FFO, as Adjusted	$29,995	$31,284
Net debt to annualized quarterly EBITDA	7.0	x	FFO, as Adjusted, per share - fully diluted basis	$0.29	$0.32
Adjusted Net Debt to annualized quarterly pro forma EBITDA	7.1	x
Cash interest coverage ratio	3.6	x	Cash Available for Distribution (CAD)	$21,687	$26,281
Cash fixed charge coverage ratio	3.3	x
			Liquidity	At December 31, 2022
			Cash and cash equivalents		$7,818
			Available under $450 million senior unsecured revolving credit facility(1)		$384,375

(1) Revolving credit facility has an accordion feature that provides additional capacity, subject to the satisfaction of customary terms and conditions, of up to $250 million, for a total revolving credit facility size of not more than $700 million.

Balance Sheets (Unaudited, in thousands, except share amounts)

	December 31, 2022	December 31, 2021
Assets
Real estate properties, net	$2,285,308	$2,399,188
Cash and cash equivalents	7,578	11,132
Restricted cash	9,696	9,011
Tenant accounts receivable	58,835	58,733
Investment in unconsolidated real estate venture	271,644	131,840
Intangible assets, net	157,282	186,307
Interest rate swaps	4,020	-
Prepaid expenses and other assets	35,022	29,901
Total assets	$2,829,385	$2,826,112

Liabilities
Revolving credit facility	65,500	14,500
Term loan facilities, net	248,972	248,579
Notes payable, net	696,052	695,589
Mortgage notes payable, net	240,847	252,421
Intangible liabilities, net	16,387	19,718
Deferred revenue	83,309	87,134
Interest rate swaps	-	5,700
Accounts payable, accrued expenses and other liabilities	67,336	60,890
Total liabilities	1,418,403	1,384,531

Equity
Common stock, par value $0.01, 200,000,000 shares authorized, 90,814,021 and 90,147,868 shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively	908	901
Additional paid-in capital	1,622,913	1,604,712
Retained earnings	93,497	62,023
Cumulative dividends	(475,983)	(379,895)
Accumulated other comprehensive income (loss)	3,546	(5,072)
Total stockholders' equity	1,244,881	1,282,669
Non-controlling interest in Operating Partnership	166,101	158,912
Total equity	1,410,982	1,441,581
Total liabilities and equity	$2,829,385	$2,826,112

Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Revenues
Rental income	$70,250	$69,676	$284,488	$267,389
Tenant reimbursements	2,244	1,441	5,920	5,187
Asset management income	467	136	1,409	136
Other income	545	384	1,789	2,148
Total revenues	73,506	71,637	293,606	274,860

Expenses
Property operating	17,970	15,115	66,781	56,693
Real estate taxes	7,047	7,964	30,900	30,429
Depreciation and amortization	24,702	23,651	98,254	91,266
Acquisition costs	431	451	1,370	1,939
Corporate general and administrative	6,966	6,053	24,785	23,522
Total expenses	57,116	53,234	222,090	203,849

Other income (expense)
Income from unconsolidated real estate venture	1,088	271	3,374	271
Interest expense, net	(12,648)	(10,893)	(47,378)	(38,632)
Gain on the sale of operating properties	13,590	-	13,590	1,307
Impairment loss	-	-	(5,540)	-
Net income	18,420	7,781	35,562	33,957

Non-controlling interest in Operating Partnership	(2,126)	(892)	(4,088)	(3,899)
Net income available to Easterly Government
Properties, Inc.	$16,294	$6,889	$31,474	$30,058

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.18	$0.08	$0.34	$0.35
Diluted	$0.18	$0.08	$0.34	$0.35

Weighted-average common shares outstanding:
Basic	90,772,706	86,228,075	90,613,966	84,043,012
Diluted	91,136,238	86,883,770	90,948,701	84,619,390

Net income, per share - fully diluted basis	$0.18	$0.08	$0.35	$0.36

Weighted average common shares outstanding -
fully diluted basis	102,846,963	97,498,977	102,433,575	95,035,934

Net Operating Income (Unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

Net income	$18,420	$7,781	$35,562	$33,957
Depreciation and amortization	24,702	23,651	98,254	91,266
Acquisition costs	431	451	1,370	1,939
Corporate general and administrative	6,966	6,053	24,785	23,522
Interest expense	12,648	10,893	47,378	38,632
Gain on the sale of operating properties	(13,590)	-	(13,590)	(1,307)
Impairment loss	-	-	5,540	-
Unconsolidated real estate venture allocated share of above adjustments	1,686	383	5,191	383
Net Operating Income	51,263	49,212	204,490	188,392
Adjustments to Net Operating Income:
Straight-line rent and other non-cash adjustments	(803)	(129)	(333)	(4,536)
Amortization of above-/below-market leases	(732)	(1,020)	(3,105)	(4,589)
Amortization of deferred revenue	(1,484)	(1,399)	(5,797)	(5,616)
Unconsolidated real estate venture allocated share of above adjustments	(335)	(73)	(1,501)	(73)
Cash Net Operating Income	$47,909	$46,591	$193,754	$173,578

EBITDA (Unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Net income	$18,420	$7,781	$35,562	$33,957
Depreciation and amortization	24,702	23,651	98,254	91,266
Interest expense	12,648	10,893	47,378	38,632
Tax expense	585	128	931	525
Gain on the sale of operating properties	(13,590)	-	(13,590)	(1,307)
Impairment loss	-	-	5,540	-
Unconsolidated real estate venture allocated share of above adjustments	1,703	381	5,206	381
EBITDA	$44,468	$42,834	$179,281	$163,454

Pro forma adjustments(1)	(853)
Pro forma EBITDA	$43,615

(1) Pro forma assuming a full quarter of operations from the one property acquired in the fourth quarter of 2022 and as if the ten properties disposed of in the fourth quarter of 2022 were disposed of at the beginning of the quarter.

FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

Net income	$18,420	$7,781	$35,562	$33,957
Depreciation of real estate assets	24,453	23,628	97,262	91,189
Gain on the sale of operating properties	(13,590)	-	(13,590)	(1,307)
Impairment loss	-	-	5,540	-
Unconsolidated real estate venture allocated share of above adjustments	1,585	362	4,937	362
FFO	$30,868	$31,771	$129,711	$124,201
Adjustments to FFO:
Loss on extinguishment of debt	20	-	20	-
Natural disaster event expense, net of recovery	87	8	96	154
Depreciation of non-real estate assets	249	23	992	77
Unconsolidated real estate venture allocated share of above adjustments	17	-	66	-
Core FFO	$31,241	$31,802	$130,885	$124,432
Adjustments to Core FFO:
Acquisition costs	431	451	1,370	1,939
Straight-line rent and other non-cash adjustments	(970)	(100)	(410)	(4,417)
Amortization of above-/below-market leases	(732)	(1,020)	(3,105)	(4,589)
Amortization of deferred revenue	(1,484)	(1,399)	(5,797)	(5,616)
Non-cash interest expense	240	262	934	1,369
Non-cash compensation	1,644	1,350	6,536	5,050
Natural disaster event expense, net of recovery	(87)	(8)	(96)	(154)
Unconsolidated real estate venture allocated share of above adjustments	(288)	(54)	(1,389)	(54)
FFO, as Adjusted	$29,995	$31,284	$128,928	$117,960

FFO, per share - fully diluted basis	$0.30	$0.33	$1.27	$1.31
Core FFO, per share - fully diluted basis	$0.30	$0.33	$1.28	$1.31
FFO, as Adjusted, per share - fully diluted basis	$0.29	$0.32	$1.26	$1.24

FFO, as Adjusted	$29,995	$31,284	$128,928	$117,960
Acquisition costs	(431)	(451)	(1,370)	(1,939)
Principal amortization	(1,149)	(1,285)	(5,091)	(4,233)
Maintenance capital expenditures	(4,648)	(2,976)	(9,771)	(9,281)
Contractual tenant improvements	(2,045)	(291)	(4,134)	(2,459)
Unconsolidated real estate venture allocated share of above adjustments	(35)	-	(35)	-
Cash Available for Distribution (CAD)	$21,687	$26,281	$108,527	$100,048

Weighted average common shares outstanding - fully diluted basis	102,846,963	97,498,977	102,433,575	95,035,934

FFO and CAD (Unaudited, in thousands, except share and per share amounts)

Unconsolidated Real Estate Venture (Unaudited, in thousands)

Balance Sheet Information	Balance Sheet	Easterly's Share(2)
	December 31, 2022	December 31, 2022
Real estate properties - net	$430,823	$228,336
Total assets	520,923	276,089
Total liabilities	9,026	4,784
Total preferred stockholders' equity	68	36
Total common stockholders' equity	511,829	271,269
Basis difference(1)	-	375
Total equity	$511,897	$271,644

(1) This amount represents the aggregate difference between the Company’s historical cost basis and basis reflected at the joint venture level.

(2) The Company owns 53.0% of the properties through the unconsolidated joint venture.

Unconsolidated Real Estate Venture (Cont.) (Unaudited, in thousands)

Income Statement Information	Three Months Ended	Easterly's Share(1)	Twelve Months Ended	Easterly's Share(1)
	December 31, 2022	December 31, 2022	December 31, 2022	December 31, 2022
Revenues
Rental income	$8,089	$4,287	$25,887	$13,720
Tenant reimbursements	-	-	1	1
Other income	10	5	10	5
Total Revenues	8,099	4,292	25,898	13,726
Operating expenses
Property operating	1,595	845	4,633	2,456
Real estate taxes	803	426	3,695	1,958
Depreciation and amortization	3,023	1,602	9,440	5,003
Acquisition costs	48	25	48	25
Asset management fees	467	248	1,409	747
Corporate general and administrative	69	37	143	76
Total expenses	6,005	3,183	19,368	10,265
Other expenses
Interest expense - net	(41)	(22)	(164)	(87)
Net income	$2,053	$1,087	$6,366	$3,374

Depreciation and amortization	3,023	1,602	9,440	5,003
Interest expense - net	41	22	164	87
Tax expense	150	79	220	116
EBITDA	$5,267	$2,790	$16,190	$8,580

Pro forma adjustments(2)	1,085	575
Pro forma EBITDA	$6,352	$3,365

Net income	$2,053	$1,087	$6,366	$3,374
Depreciation of real estate assets	2,991	1,585	9,315	4,937
FFO	$5,044	$2,672	$15,681	$8,311
Adjustments to FFO:
Depreciation of non-real estate assets	31	17	125	66
Core FFO	$5,075	$2,689	$15,806	$8,377
Adjustments to Core FFO:
Acquisition costs	48	25	48	25
Straight-line rent and other non-cash adjustments	(632)	(335)	(2,832)	(1,501)
Non-cash interest expense	41	22	164	87
FFO, as Adjusted	$4,532	$2,401	$13,186	$6,988
Acquisition costs	(48)	(25)	(48)	(25)
Contractual tenant improvements	(18)	(10)	(18)	(10)
Cash Available for Distribution (CAD)	$4,466	$2,366	$13,120	$6,953

(1) The Company owns 53.0% of the properties through the unconsolidated joint venture.

(2) Pro forma assuming a full quarter of operations from the one unconsolidated joint venture property acquired in the fourth quarter of 2022.

Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	December 31, 2022 Interest Rate	December 31, 2022 Balance(1)	December 31, 2022 Percent of Total Indebtedness
Unsecured debt
Revolving Credit facility	23-Jul-25(2)	SOFR + 145bps	$65,500	5.2%
2016 Term Loan facility	29-Mar-24	2.82%(3)	100,000	8.0%
2018 Term Loan facility	23-Jul-26	3.98%(4)	150,000	11.9%
2017 Series A Senior Notes	25-May-27	4.05%	95,000	7.6%
2017 Series B Senior Notes	25-May-29	4.15%	50,000	4.0%
2017 Series C Senior Notes	25-May-32	4.30%	30,000	2.4%
2019 Series A Senior Notes	12-Sep-29	3.73%	85,000	6.8%
2019 Series B Senior Notes	12-Sep-31	3.83%	100,000	8.0%
2019 Series C Senior Notes	12-Sep-34	3.98%	90,000	7.2%
2021 Series A Senior Notes	14-Oct-28	2.62%	50,000	4.0%
2021 Series B Senior Notes	14-Oct-30	2.89%	200,000	15.9%
Total unsecured debt	6.1 years	3.69%	$1,015,500	81.0%
	(wtd-avg maturity)	(wtd-avg rate)
Secured mortgage debt
DEA - Pleasanton	18-Oct-23	LIBOR + 150bps	$15,700	1.2%
VA - Golden	1-Apr-24	5.00%	8,644	0.7%
USFS II - Albuquerque	14-Jul-26	4.46%	13,438	1.1%
ICE - Charleston	15-Jan-27	4.21%	13,441	1.1%
VA - Loma Linda	6-Jul-27	3.59%	127,500	10.2%
CBP - Savannah	10-Jul-33	3.40%	10,389	0.7%
USCIS - Kansas City	6-Aug-24	3.68%	51,500	4.0%
Total secured mortgage debt	3.7 years	3.87%	$240,612	19.0%
	(wtd-avg maturity)	(wtd-avg rate)

(1) Excludes unamortized premiums / discounts and deferred financing fees.

(2) Revolving credit facility has two six-month as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(3) Calculated based on two interest rate swaps with an aggregate notional value of $100.0 million, which effectively fix the interest rate at 2.82% annually based on the Company’s current consolidated leverage ratio. The two interest rate swaps mature on September 29, 2023, which is not coterminous with the maturity date of the 2016 term loan facility.

(4) Calculated based on four interest rate swaps with an aggregate notional value of $150.0 million, which effectively fix the interest rate at 3.98% annually based on the Company’s current consolidated leverage ratio. The four interest rate swaps mature on June 19, 2023, which is not coterminous with the maturity date of the 2018 term loan facility.

Debt Schedules (Cont.) (Unaudited, in thousands)

Debt Statistics	December 31, 2022		December 31, 2022
Variable rate debt - unhedged	$81,200	% Variable rate debt - unhedged(3)	6.5%
Fixed rate debt	1,174,912	% Fixed rate debt	93.5%
Total Debt(1)	$1,256,112
Less: Cash and cash equivalents	(7,818)	Weighted average maturity	5.6 years
Net Debt	$1,248,294	Weighted average interest rate	3.7%
Less: Adjustment for development(2)	(13,413)
Adjusted Net Debt	$1,234,881

(1) Excludes unamortized premiums / discounts and deferred financing fees.

(2) See definition of Adjusted Net Debt on Page 4.

(3) Includes the Company's 2016 and 2018 term loan facilities which are effectively swappped to fixed interest rates. Note the associated swaps are not coterminous with maturity dates of the respective term loan facilities. See Page 15 for further detail.

Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Weighted Average Interest Rate of Scheduled Maturities
2023	4,316	15,700	-	20,016	1.5%	5.62%
2024	4,403	59,895	100,000	164,298	13.1%	3.21%
2025	2,681	1,917	65,500	70,098	5.6%	5.76%
2026	3,686	6,368	150,000	160,054	12.7%	4.02%
2027	1,093	134,640	95,000	230,733	18.4%	3.81%
2028	983	-	50,000	50,983	4.1%	2.62%
2029	1,016	-	135,000	136,016	10.8%	3.89%
2030	1,049	-	200,000	201,049	16.0%	2.89%
2031	1,081	-	100,000	101,081	8.0%	3.83%
2032	1,116	-	30,000	31,116	2.5%	4.30%
2033	668	-	-	668	0.1%	3.40%
2034	-	-	90,000	90,000	7.2%	3.98%
Total	$22,092	$218,520	$1,015,500	$1,256,112	100.0%

Leased Operating Property Overview (As of December 31, 2022, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,592,051	5.5%	$50.65
USCIS - Kansas City	Lee's Summit, MO	Office/Warehouse	2023 - 2042(1)	1969 / 1999	491,226	14,334,767	4.7%	29.18
JSC - Suffolk	Suffolk, VA	Office	2028(2)	1993 / 2004	403,737	8,356,881	2.7%	20.70
Various GSA - Portland	Portland, OR	Office	2023 - 2039(3)	2002	218,798	6,975,015	2.3%	31.88
Various GSA - Chicago	Des Plaines, IL	Office	2023	1971 / 1999	202,185	6,971,858	2.3%	34.48
IRS - Fresno	Fresno, CA	Office	2033	2003	180,481	6,935,960	2.3%	38.43
FBI - Salt Lake	Salt Lake City, UT	Office	2032	2012	169,542	6,898,069	2.3%	40.69
Various GSA - Buffalo	Buffalo, NY	Office	2025 - 2039	2004	273,678	6,721,099	2.2%	24.56
VA - San Jose	San Jose, CA	Outpatient Clinic	2038	2018	90,085	5,745,548	1.9%	63.78
EPA - Lenexa	Lenexa, KS	Office	2027(2)	2007 / 2012	169,585	5,684,120	1.9%	33.52
PTO - Arlington	Arlington, VA	Office	2035	2009	190,546	5,281,243	1.7%	27.72
FBI - San Antonio	San Antonio, TX	Office	2025	2007	148,584	5,232,467	1.7%	35.22
FBI - Tampa	Tampa, FL	Office	2040	2005	138,000	5,103,406	1.7%	36.98
FDA - Alameda	Alameda, CA	Laboratory	2039	2019	69,624	4,840,289	1.6%	69.52
FBI / DEA - El Paso	El Paso, TX	Office/Warehouse	2028	1998 - 2005	203,683	4,647,158	1.5%	22.82
FEMA - Tracy	Tracy, CA	Warehouse	2038	2018	210,373	4,613,469	1.5%	21.93
FBI - Omaha	Omaha, NE	Office	2024	2009	112,196	4,451,732	1.5%	39.68
TREAS - Parkersburg	Parkersburg, WV	Office	2041	2004 / 2006	182,500	4,302,091	1.4%	23.57
EPA - Kansas City	Kansas City, KS	Laboratory	2042	2003	71,979	4,146,134	1.4%	57.60
VA - South Bend	Mishakawa, IN	Outpatient Clinic	2032	2017	86,363	4,110,592	1.3%	47.60
FDA - Lenexa	Lenexa, KS	Laboratory	2040	2020	59,690	4,091,806	1.3%	68.55
FBI - Pittsburgh	Pittsburgh, PA	Office	2027	2001	100,054	3,981,726	1.3%	39.80
USCIS - Lincoln	Lincoln, NE	Office	2025	2005	137,671	3,860,297	1.3%	28.04
VA - Mobile	Mobile, AL	Outpatient Clinic	2033	2018	79,212	3,835,311	1.3%	48.42
FBI - New Orleans	New Orleans, LA	Office	2029(4)	1999 / 2006	137,679	3,795,304	1.2%	27.57
DOT - Lakewood	Lakewood, CO	Office	2024	2004	122,225	3,678,038	1.2%	30.09
FBI - Knoxville	Knoxville, TN	Office	2025	2010	99,130	3,579,295	1.2%	36.11
FBI - Birmingham	Birmingham, AL	Office	2042	2005	96,278	3,433,823	1.1%	35.67
VA - Chico	Chico, CA	Outpatient Clinic	2034	2019	51,647	3,339,105	1.1%	64.65
ICE - Charleston	North Charleston, SC	Office	2027	1994 / 2012	65,124	3,304,896	1.1%	50.75
FBI - Richmond	Richmond, VA	Office	2041	2001	96,607	3,252,340	1.1%	33.67
USFS II - Albuquerque	Albuquerque, NM	Office	2026(2)	2011	98,720	3,249,945	1.1%	32.92
FBI - Little Rock	Little Rock, AR	Office	2041	2001	102,377	3,189,062	1.0%	31.15
DEA - Vista	Vista, CA	Laboratory	2035	2002	52,293	3,107,574	1.0%	59.43
USCIS - Tustin	Tustin, CA	Office	2034	1979 / 2019	66,818	3,102,375	1.0%	46.43
USFS I - Albuquerque	Albuquerque, NM	Office	2026	2006	92,455	3,100,074	1.0%	33.53
VA - Orange	Orange, CT	Outpatient Clinic	2034	2019	56,330	2,973,558	1.0%	52.79

Leased Operating Property Overview (Cont.) (As of December 31, 2022, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
VA - Indianapolis	Brownsburg, IN	Outpatient Clinic	2041	2021	80,000	2,958,386	1.0%	36.98
JUD - Del Rio	Del Rio, TX	Courthouse/Office	2024	1992 / 2004	89,880	2,827,811	0.9%	31.46
FBI - Mobile	Mobile, AL	Office	2029(2)	2001	76,112	2,788,528	0.9%	36.64
ICE - Albuquerque	Albuquerque, NM	Office	2027	2011	71,100	2,788,114	0.9%	39.21
JUD - El Centro	El Centro, CA	Courthouse/Office	2034	2004	43,345	2,765,592	0.9%	63.80
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,726,465	0.9%	64.18
DEA - Dallas Lab	Dallas, TX	Laboratory	2038	2001	49,723	2,716,354	0.9%	54.63
FBI - Albany	Albany, NY	Office	2036	1998	69,476	2,677,246	0.9%	38.53
SSA - Charleston	Charleston, WV	Office	2024(2)	1959 / 2000	110,000	2,650,012	0.9%	24.09
DEA - Sterling	Sterling, VA	Laboratory	2037	2001	49,692	2,613,097	0.9%	52.59
DEA - Upper Marlboro	Upper Marlboro, MD	Laboratory	2037	2002	50,978	2,522,977	0.8%	49.49
USAO - Louisville	Louisville, KY	Office	2031	2011	60,000	2,501,775	0.8%	41.70
TREAS - Birmingham	Birmingham, AL	Office	2029	2014	83,676	2,484,965	0.8%	29.70
NARA - Broomfield	Broomfield, CO	Office/Warehouse	2032	2012	161,730	2,359,069	0.8%	14.59
JUD - Charleston	Charleston, SC	Courthouse/Office	2040	1999	52,339	2,337,677	0.8%	44.66
Various GSA - Cleveland	Brooklyn Heights, OH	Office	2028 - 2040(5)	1981 / 2021	61,384	2,256,794	0.7%	36.77
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,234,261	0.7%	63.84
DEA - Dallas	Dallas, TX	Office	2041	2001	71,827	2,215,883	0.7%	30.85
NWS - Kansas City	Kansas City, MO	Office	2033(2)	1998 / 2020	94,378	2,114,494	0.7%	22.40
JUD - Jackson	Jackson, TN	Courthouse/Office	2023(2)	1998	73,397	2,065,187	0.7%	28.14
DEA - Santa Ana	Santa Ana, CA	Office	2024	2004	39,905	1,943,792	0.6%	48.71
DEA - North Highlands	Sacramento, CA	Office	2033	2002	37,975	1,896,685	0.6%	49.95
NPS - Omaha	Omaha, NE	Office	2024	2004	62,772	1,844,989	0.6%	29.39
VA - Golden	Golden, CO	Office/Warehouse	2026	1996 / 2011	56,753	1,771,878	0.6%	31.22
USCG - Martinsburg	Martinsburg, WV	Office	2027	2007	59,547	1,595,716	0.5%	26.80
VA - Charleston	North Charleston, SC	Warehouse	2040	2020	97,718	1,576,824	0.5%	16.14
JUD - Aberdeen	Aberdeen, MS	Courthouse/Office	2025	2005	46,979	1,559,822	0.5%	33.20
GSA - Clarksburg	Clarksburg, WV	Office	2024(2)	1999	63,750	1,499,448	0.5%	23.52
DEA - Birmingham	Birmingham, AL	Office	2023	2005	35,616	1,423,869	0.5%	39.98
DEA - Albany	Albany, NY	Office	2025	2004	31,976	1,380,195	0.5%	43.16
USAO - Springfield	Springfield, IL	Office	2038	2002	43,600	1,372,733	0.4%	31.48
DEA - Riverside	Riverside, CA	Office	2032	1997	34,354	1,280,417	0.4%	37.27
JUD - Council Bluffs	Council Bluffs, IA	Courthouse/Office	2041(5)	2021	28,900	1,272,798	0.4%	44.04
SSA - Dallas	Dallas, TX	Office	2035	2005	27,200	1,056,391	0.3%	38.84
JUD - South Bend	South Bend, IN	Courthouse/Office	2027	1996 / 2011	30,119	794,157	0.3%	26.37
ICE - Louisville	Louisville, KY	Office	2036	2011	17,420	647,615	0.2%	37.18
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	552,336	0.2%	34.31

Leased Operating Property Overview (Cont.) (As of December 31, 2022, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
SSA - San Diego	San Diego, CA	Office	2032	2003	10,059	433,434	0.1%	43.09
DEA - Bakersfield	Bakersfield, CA	Office	2038	2000	9,800	402,401	0.1%	41.06
ICE - Otay	San Diego, CA	Office	2027	2001	7,434	256,782	0.1%	34.54

Subtotal					7,639,583	$265,985,447	87.2%	$34.82

Wholly Owned Privately Leased Property
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse/Distribution	2028(5)	2013	70,078	401,112	0.1%	5.72

Subtotal					70,078	$401,112	0.1%	$5.72

Wholly Owned Properties Total / Weighted Average					7,709,661	$266,386,559	87.3%	$34.55

Leased Operating Property Overview (Cont.) (As of December 31, 2022, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot
U.S Government Leased to Unconsolidated Real Estate Venture
VA - Phoenix(6)	Phoenix, AZ	Outpatient Clinic	2042	2022	257,294	10,537,038	3.4%	40.95
VA - San Antonio(6)	San Antonio, TX	Outpatient Clinic	2041	2021	226,148	9,203,929	3.0%	40.70
VA - Chattanooga(6)	Chattanooga, TN	Outpatient Clinic	2035	2020	94,566	4,202,264	1.4%	44.44
VA - Lubbock(6)(7)	Lubbock, TX	Outpatient Clinic	2040	2020	120,916	4,008,161	1.3%	33.15
VA - Marietta(6)	Marietta, GA	Outpatient Clinic	2041	2021	76,882	3,913,617	1.3%	50.90
VA - Birmingham(6)	Irondale, AL	Outpatient Clinic	2041	2021	77,128	3,154,679	1.0%	40.90
VA - Columbus(6)	Columbus, GA	Outpatient Clinic	2042	2022	67,793	2,863,407	0.9%	42.24
VA - Lenexa(6)	Lenexa, KS	Outpatient Clinic	2041	2021	31,062	1,298,203	0.4%	41.79

Subtotal					951,789	$39,181,298	12.7%	$41.17

Total / Weighted Average					8,661,450	$305,567,857	100.0%	$35.28

Total / Weighted Average at Easterly's Share					8,214,108	$287,152,647		$34.96

(1) 316,318 square feet leased to U.S. Citizenship and Immigration Services ("USCIS") will expire on February 19, 2042 and contains two five-year renewal options. 123,826 square feet leased to four private tenants will expire between 2024-2025.

(2) Lease contains one five-year renewal option.

(3) 37,811 square feet leased to the U.S. Army Corps of Engineers ("ACOE") will expire on February 19, 2025 and contains two five-year renewal options. 21,646 square feet leased to the Federal Bureau of Investigation ("FBI") will expire on December 31, 2024 and contains two five-year renewal options. 13,846 square feet leased to five private tenants will expire between 2023-2027. 4,846 square feet leased to the Department of Energy ("DOE") will expire on April 14, 2023 and contains two five-year renewal options.

(4) Lease contains one ten-year renewal option.

(5) Lease contains two five-year renewal options.

(6) The Company owns 53.0% of the property through an unconsolidated joint venture.

(7) Asset is subject to a ground lease where the Company is the lessee.

Tenants (As of December 31, 2022, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Department of Veteran Affairs ("VA")	15.6	1,988,755	23.0%	$84,704,970	27.8%
Federal Bureau of Investigation ("FBI")	9.4	1,501,720	17.3%	52,066,475	17.1%
Drug Enforcement Administration ("DEA")	10.6	601,497	6.9%	26,689,390	8.7%
U.S. Citizenship and Immigration Services ("USCIS")	13.8	520,807	6.0%	14,682,944	4.8%
Judiciary of the U.S. ("JUD")	6.5	364,959	4.2%	13,623,044	4.5%
Environmental Protection Agency ("EPA")	9.4	241,564	2.8%	9,830,254	3.2%
Food and Drug Administration ("FDA")	17.2	129,314	1.5%	8,932,095	2.9%
U.S. Joint Staff Command ("JSC")	5.4	403,737	4.7%	8,356,881	2.7%
Internal Revenue Service ("IRS")	10.6	233,334	2.7%	8,016,379	2.6%
Immigration and Customs Enforcement ("ICE")	6.0	183,894	2.1%	7,797,270	2.6%
Bureau of the Fiscal Service ("BFS")	14.7	266,176	3.1%	6,787,056	2.2%
Federal Aviation Administration ("FAA")	0.8	194,540	2.2%	6,701,596	2.2%
U.S. Forest Service ("USFS")	3.4	191,175	2.2%	6,350,019	2.1%
Patent and Trademark Office ("PTO")	12.0	190,546	2.2%	5,281,243	1.7%
Social Security Administration ("SSA")	3.7	189,276	2.2%	5,128,113	1.7%
Federal Emergency Management Agency ("FEMA")	15.8	210,373	2.4%	4,613,469	1.5%
U.S. Attorney Office ("USAO")	11.0	110,008	1.3%	4,025,218	1.3%
Department of Transportation ("DOT")	1.6	129,659	1.5%	3,934,820	1.3%
National Archives and Records Administration ("NARA")	9.4	161,730	1.9%	2,359,069	0.8%
Customs and Border Protection ("CBP")	10.5	35,000	0.4%	2,234,261	0.7%
U.S. Department of Agriculture ("USDA")	4.6	67,902	0.8%	2,142,687	0.7%
National Weather Service ("NWS")	11.0	94,378	1.1%	2,114,494	0.7%
National Park Service ("NPS")	1.5	62,772	0.7%	1,844,989	0.6%
General Services Administration - Other	2.7	55,807	0.6%	1,771,041	0.6%
U.S. Coast Guard ("USCG")	5.0	59,547	0.7%	1,595,716	0.5%
National Oceanic and Atmospheric Administration ("NOAA")	5.1	33,403	0.4%	1,252,916	0.4%
U.S. Army Corps of Engineers ("ACOE")	2.1	39,320	0.5%	1,124,336	0.4%
Small Business Administration ("SBA")	14.8	44,753	0.5%	983,872	0.3%
Bureau of Alcohol, Tobacco, Firearms and Explosives ("ATF")	3.4	21,342	0.2%	767,026	0.3%

Tenants (Cont.) (As of December 31, 2022, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Federal Energy Regulatory Commission ("FERC")	16.6	6,214	0.1%	245,540	0.1%
Bureau of Indian Affairs ("BIA")	0.6	6,477	0.1%	228,756	0.1%
Department of Energy ("DOE")	0.3	4,846	0.1%	119,820	0.0%
U.S. Marshals Service ("USMS")	4.1	1,054	0.0%	49,346	0.0%
Department of Labor ("DOL")	1.1	1,004	0.0%	23,611	0.0%
U.S. Probation Office ("USPO")	1.1	452	0.0%	10,638	0.0%

Subtotal	10.6	8,347,335	96.4%	$296,389,354	97.1%

Private Tenants
ExamOne	0.7	52,015	0.6%	$3,757,924	1.2%
Other Private Tenants	2.4	78,012	0.9%	$2,019,858	0.7%
CVS Health	1.8	60,324	0.7%	$1,372,016	0.4%
St. Luke's Health System	4.0	32,043	0.4%	$902,083	0.3%
Providence Health & Services	2.7	21,643	0.2%	$725,510	0.2%
Lummus Corporation	5.6	70,078	0.8%	$401,112	0.1%

Subtotal	2.9	314,115	3.6%	$9,178,503	2.9%

Total / Weighted Average	10.3	8,661,450	100.0%	$305,567,857	100.0%

(1) Weighted based on leased square feet.

Lease Expirations (As of December 31, 2022, unaudited)

Year of Lease Expiration	Number of Leases Expiring	Leased Square Footage Expiring	Percentage of Total Leased Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2023	11	437,753	5.1%	$16,001,505	5.2%	$36.55
2024	9	635,595	7.3%	19,783,120	6.5%	31.13
2025	15	631,326	7.3%	20,516,084	6.7%	32.50
2026	5	294,245	3.4%	9,412,881	3.1%	31.99
2027	9	506,510	5.8%	18,533,023	6.1%	36.59
2028	9	768,201	8.9%	16,449,742	5.4%	21.41
2029	3	297,467	3.4%	9,068,797	3.0%	30.49
2030	-	-	0.0%	-	0.0%	-
2031	2	100,502	1.2%	4,038,397	1.3%	40.18
2032	7	531,001	6.1%	16,714,336	5.5%	31.48
Thereafter	49	4,458,850	51.5%	175,049,972	57.2%	39.26
Total / Weighted Average	119	8,661,450	100.0%	$305,567,857	100.0%	$35.28

Summary of Re/Development Projects (As of December 31, 2022, unaudited, in thousands, except square feet)

Projects Under Construction(1)
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Anticipated Total Cost	Cost to Date	Total Lump-Sum Reimbursement	Anticipated Completion Date	Anticipated Lease Commencement
N/A	-	-	-	-	$-	$-	$-	-	-

Projects in Design(2)
Property Name	Location	Property Type	Total Estimated Leased Square Feet	Lease Term	Cost to Date	Anticipated Completion Date	Anticipated Lease Commencement
FDA - Atlanta	Atlanta, GA	Laboratory	162,000	20-Year	$33,533	2Q 2025	2Q 2025
Total			162,000		$33,533

Projects Previously Completed with Outstanding Lump-Sum Reimbursements
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Outstanding Lump-Sum Reimbursement(3)	Completion Date	Lease Commencement
N/A	-	-	-	-	$-	-	-

(1) Includes properties under construction for which design is complete.

(2) Includes projects in the design phase for which project scope is not fully determined.

(3) Includes reimbursement of lump-sum tenant improvement costs and development fees.